LCI Industries Q3 2023 Earnings Conference Call November 7, 2023 1

FORWARD-LOOKING STATEMENTS This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company’s common stock, the impact of legal proceedings, and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), capital expenditures, tax rate, cash flow, financial condition, liquidity, covenant compliance, retail and wholesale demand, integration of acquisitions, R&D investments, commodity prices, and industry trends, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, the impacts of future pandemics, geopolitical tensions, armed conflicts, or natural disaster, on the Company's customers, suppliers, employees, business and cash flows, pricing pressures due to domestic and foreign competition, costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and in the Company’s subsequent filings with the Securities and Exchange Commission, including the Company's Quarterly Reports on the 10-Q. Readers of this presentation are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law. This presentation includes certain non-GAAP financial measures, such as EBITDA and net debt to EBITDA leverage. These non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in the presentation. 2

Generating Ample Cash to Strengthen the Balance Sheet ■ Inventory reductions that now total $238 million YTD, improving cash generation ■ Paid down $211 million in debt YTD, including $30 million prepayment of Term Loan principal in 3Q23 Third Quarter 2023 Highlights Financial Performance ■ Net sales of $1.0 billion in the third quarter, down 15% year-over-year ■ Net income of $26 million in the third quarter, down 58% year-over-year ■ EBITDA1 of $79 million in the third quarter, down 34% year-over-year Executing on diversification to enhance results and ensure stability Executing on Diversification ■ Resilience in Aftermarket and international supporting performance amidst declines in RV ■ Aftermarket and adjacent industries currently make up over half of total Company sales ■ In the last 4 years, we have added $0.9 billion of sales from acquisitions Content per Wholesale Unit ■ Travel trailer and fifth-wheel RV content of $5,192 for Q3 2023 ■ Focus on innovation has supported LCI's long-term market share expansion 3 1 Additional information regarding EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix 2 For twelve months ended September 30, 2023

Quarterly Performance • Current 2023 North American forecast of 295 - 305k wholesale units; 73,300 wholesale units shipped in Q3 2023 • Q3 2023 RV OEM sales down 26% YoY primarily due to softened retail demand • Retail continues to outpace wholesale shipments, demonstrating disciplined production from OEMs RV OEM RV Wholesale/Retail/Inventory Change Retail Wholesale Inventory Linear (Inventory) Q41 9 Q12 0 Q22 0 Q32 0 Q42 0 Q12 1 Q22 1 Q32 1 Q42 1 Q12 2 Q22 2 Q32 2 Q42 2 Q12 3 Q22 3 Q32 3 0 50,000 100,000 150,000 200,000 250,000 (80,000) (60,000) (40,000) (20,000) — 20,000 40,000 60,000 80,000 Content per Wholesale Unit • Travel trailer and fifth-wheel RV content of $5,192 for Q3 20231, down 11% over the comparable prior year period • Motorhome content of $3,705 for Q3 2023 (LTM basis), down 3% 4 $576,437 $429,242 Q3 2022 Q3 2023 Net Sales (in thousands) 1 For twelve months ended September 30, 2023

Quarterly Performance • Q3 2023 sales up 5% year over year, as distribution channel inventories stabilized • Meaningful YOY margin expansion in Q3 driven by decreased commodity costs and leveraging of fixed costs over larger sales and production volume • Innovation driving ongoing portfolio expansion through sophisticated products, catering to the new generation of RV enthusiasts • Thousands continue to enter the repair and replacement cycle • Increased spend during trade-up seasons as consumers upgrade RVs, leveraging our recent acquisitions AFTERMARKET 5 $219,659 $230,848 Q3 2022 Q3 2023 Net Sales (in thousands)

Quarterly Performance • Q3 2023 Adjacent Industries sales down 11% YoY • Decrease driven by declines in the Marine market due to inflation and rising interest rates impacting retail consumers • Strength in other adjacent markets such as transit have lessened the impact from lighter NA marine demand ADJACENT MARKETS 6 Net Sales (in thousands)$335,983 $299,225 Q3 2022 Q3 2023

Quarterly Performance • Q3 2023 sales up 7% YoY • Maintaining focus on introducing popular European products in North American markets, including window blinds, pop top, and B- vans • International results include RV OEM, Adjacent Industries OEM, and Aftermarket net sales • Continue to see positive results and demand in international adjacent industries such as our Rail business INTERNATIONAL BUSINESS 7 Net Sales (in thousands) $92,629 $99,285 Q3 2022 Q3 2023

INNOVATION AS A CULTURE

Constant innovation continues to drive long-term content expansion



DoubleCOOL Acrylic Cooling Solutions


LIPPERT

ABS (Anti-Lock Braking System)


CURT

CURT® Enhanced Pin Box Solutions



OneControl® Auto featuring True Course™



Independent Suspension


FURRION

Furrion® 18K Chill Cube Air Conditioner



Solera® 3000 Off-Grid Series Solar awning



Titan Leveling Systems™ Towable & Motorized



SureShade® Forward Facing Power Bimini



New Window Designs and Integrated Shades

Continued focus on innovation has resulted in a record number of product introductions in the last 10 years

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GROWTH STRATEGY Prioritizing ample liquidity and investments back into the company Balanced Capital Allocation Strategy • Reduce leverage • Investment in the business, with focus on automation projects • Execute strategic acquisitions and divestitures • Return capital to shareholders Continue Execution of our Diversification Strategy • Lessen the impact from RV down cycles by further expanding market share in our Non-RV OEM channel to increase stability • Continue to expand offerings in our various markets through innovations and acquisitions Leveraging Strengths to Win Market Share • Continue to innovate, bringing new and useful offerings to the space • Focusing on long term content per unit growth in all groups • Unlocking cross-selling opportunities through new acquisitions 9

Operating Margin 7.7% 4.8% Third Quarter 2022 Third Quarter 2023 (in th ou sa nd s) Consolidated Net Income $61,392 $25,887 Third Quarter 2022 Third Quarter 2023 (in th ou sa nd s) EBITDA* $119,822 $78,859 Third Quarter 2022 Third Quarter 2023 Q3 2023 FINANCIAL PERFORMANCE * Additional information regarding EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix. (in th ou sa nd s) Consolidated Net Sales $1,132,079 $959,315 Third Quarter 2022 Third Quarter 2023 10

As of and for the nine months ended September 30 LIQUIDITY AND CASH FLOW 2023 2022 Cash and Cash Equivalents $31M $23M Remaining Availability under Revolving Credit Facility(1) $179M $369M Capital Expenditures $50M $104M Dividends $80M $76M Debt / Net Income (TTM) 18.6x 2.1x Net Debt/EBITDA (TTM) 3.8x(2) 1.3x(3) Cash from Operating Activities $389M $486M (1) Remaining availability under the revolving credit facility is subject to covenant restrictions. (2) Net Debt/EBITDA ratio is a non-GAAP financial measure and is calculated as follows: Debt of $909M, less Cash of $31M, resulted in Net Debt of $878M at September 30, 2023, divided by Earnings Before Interest, Taxes, Depreciation, and Amortization, "EBITDA" (Net Income of $49M adding back Interest of $39M, Taxes of $9M, and Depreciation and Amortization of $132M), resulting in $229M EBITDA for the twelve months ended September 30, 2023. The GAAP debt / Net income ratio was $909M / $49M or 18.6x. (3) Net Debt/EBITDA ratio is a non-GAAP financial measure and is calculated as follows: Debt of $1,062M, less Cash of $23M, resulted in Net Debt of $1,039M at September 30, 2022, divided by EBITDA (Net Income of $494M, adding back Interest of $25M, Taxes of $171M, and Depreciation and Amortization of $128M), resulting in $818M EBITDA for the twelve months ended September 30, 2022. The GAAP debt / Net income ratio was $1,062M / $494M or 2.1x. 11

EBITDA Reconciliation of Non-GAAP Measures APPENDIX EBITDA is a non-GAAP performance measure included to illustrate and improve comparability of its results from period to period. EBITDA is defined as net income (loss) before interest expense, provision for income taxes, depreciation and amortization expense. The Company considers this non-GAAP measure in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because it provides a useful analysis of ongoing underlying operating trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies. Three Months Ended September 30, ($ in thousands) 2023 2022 Net Income $ 25,887 $ 61,392 Interest Expense, Net 10,325 6,910 Provision for Income Taxes 9,378 19,273 Depreciation and Amortization 33,269 32,247 EBITDA $ 78,859 $ 119,822 12

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